UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2009

CAPITOL CITY BANCSHARES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Georgia	000-25227	58-2452995
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

562 Lee Street, SW, Atlanta, GA	30310
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 404-752-6067

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On January 15, 2009, the board of directors of the Company voted to increase the number of board of director positions from twelve to sixteen, effective immediately. The board of directors then elected the following individuals to fill the newly-created vacancies:

Shelby R. Wilkes

Tarlee W. Brown

John T. Harper, and

Pratape Singh.

The term of office of these new directors began immediately and will continue until the next election of the directors, which will take place at the Company’s 2009 Annual Meeting of Shareholders.

Item 9.01	Financial Statements and Exhibits.

(c).	Exhibits. The following exhibits are furnished herewith:

None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITOL CITY BANCSHARES, INC.

By:	/s/ George G. Andrews
GEORGE G. ANDREWS
President, CEO and Director

Date: January 27, 2009.